EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Stella M. Sung, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)	the quarterly report on Form 10-Q of Tauriga Sciences, Inc. for the period ended June 30, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Tauriga Sciences, Inc.

Date: August 19, 2014	By:	/s/ Stella M. Sung
Stella M. Sung
Chief Executive Officer